EXHIBIT 10.1

                        WAIVER AND NINTH AMENDMENT TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

              WAIVER AND NINTH AMENDMENT dated as of July 31, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by, or the terms thereof waived by, the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997, the Fifth Amendment thereto dated as of March 7, 1997, the Waiver and Sixth Amendment thereto dated as of April 4, 1997, the Seventh Amendment thereto dated as of May 6, 1997, the Eighth Amendment thereto dated as of June 9, 1997, and the Waiver thereto dated as of July 25, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                              W I T N E S S E T H :

              WHEREAS, the Borrower has requested that the Banks waive the conditions to making a Loan that are set forth in (i) Section 5.2(a) of the Credit Agreement, solely with respect to a Default and Event of Default pursuant to Section 8.9 of the Credit Agreement, and (ii) Section 5.2(b) of the Credit Agreement, in each case solely with respect to a Loan to be made on July 31, 1997 or August 1, 1997 in an amount not to exceed $5,000,000 (in either case, the "July 31 Loan");

              WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement to permit it to convert Base Rate Loans into Eurodollar Loans pursuant to Section 1.6 of the Credit Agreement and to designate Interest Periods pursuant to Section 1.9 of the Credit Agreement; and

              WHEREAS, subject to and upon the terms and conditions hereinafter set forth and in the Credit Agreement as amended hereby, the Banks party hereto are agreeable to the foregoing;



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              NOW, THEREFORE, the parties hereto hereby agree as follows:

              Section 1. Waiver. The undersigned Banks hereby waive compliance by the Borrower with Sections 5.2(a) and (b) of the Credit Agreement to the extent set forth in the first WHEREAS clause of this Amendment, but only insofar as the same are conditions to making the July 31 Loan and not insofar as there shall exist any breach of any term or provision of the Credit Agreement or any Default or Event of Default with respect thereto, provided that, if the aggregate principal amount of Revolving Loans and Swingline Loans outstanding under the Credit Agreement at the close of business (New York time) on August 5, 1997 exceeds $24,000,000, then an Event of Default under Section 9.1(i) of the Credit Agreement shall be deemed to exist.

              Section 2. Amendments. Subject to the satis- faction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended effec- tive as of the date hereof as follows:

              (a) Section 1.6 of the Credit Agreement is amended by inserting the following at the end of such section:

         "Notwithstanding the foregoing to the contrary, from and after the Ninth Amendment Effective Date and until the Agent gives written notice to the Borrower that the provisions of this sentence shall be deemed to be null and void, the Borrower may convert Base Rate Loans into Eurodollar Loans and may maintain Eurodollar Loans as such notwithstanding the existence of a Default or an Event of Default, provided that the foregoing provisions of this sentence shall not affect any of the rights and obligations under this Agreement of any party to this Agreement arising out of, or in respect of, any such Default or Event of Default."

              (b) Section 1.9 of the Credit Agreement is amended by inserting the following at the end of such section:

         "Notwithstanding the foregoing to the contrary, from and after the Ninth Amendment Effective Date and until the Agent gives written


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          notice to the Borrower that the provisions of this sentence shall be deemed to be null and void, the Borrower may elect Interest Periods notwithstanding the existen9ce of a Default or an Event of Default, provided that the foregoing provisions of this sentence shall not affect any of the rights and obligations under this Agreement of any party to this Agreement arising out of, or in respect of, any such Default or Event of Default."

              (c) Section 7.1(l) of the Credit Agreement is amended by inserting the following at the end of such section:

         "Without limiting the foregoing, the Borrower agrees to prepare and deliver to the Agent and the Banks, not later than 5:00 P.M. (New York time) on Monday of each week, a cash flow forecast for the immediately succeeding four-week period."

              (d) Section 10 of the Credit Agreement is amended by adding the following definition in its appropriate alphabetic position:

                  "'Ninth Amendment Effective Date' shall mean
         July 31, 1997."

              Section 3. Acknowledgement Notwithstanding the provisions of
Section 1.2(C) of the Credit Agreement that relate to making Swingline Loans while a Default or Event of Default exists and is continuing, the July 31 Loan may be made as a Swingline Loan, provided that nothing in this sentence shall be deemed to enlarge the waiver granted pursuant to Section 1 hereof. Notwithstanding the provisions of Section 2.1(b) of the Credit Agreement that relate to issuing Letters of Credit while a Default or Event of Default has occurred and is continuing, outstanding standby Letters of Credit may be renewed until such time as the Agent gives written notice to the Borrower that further renewals shall not be permitted pursuant to this sentence, provided that nothing in this sentence shall be deemed to enlarge the waiver granted pursuant to
Section 1 hereof.

              Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Bank that:



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              (a) no Default or Event of Default has occurred and is
continuing on and as of the date hereof other than as referred to herein;

              (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

              Section 5. Effectiveness. This Amendment shall become effective, as of July 31, 1997, when the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks" or the "Required Class Creditors", as the case may be. The aforesaid execution and delivery may be effected by delivery and receipt by facsimile transmission.

              Section 6. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof and herein, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Docu- ments shall continue in full force and effect and are hereby ratified and confirmed in all respects.

              (b) No waiver or amendment of any terms or provisions of the Credit Agreement granted hereunder shall relieve the Borrower from complying with such terms and provisions other than as waived or amended hereby or from complying with any other term or provision of the Credit Agreement.

              Section 7. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same


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instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

              Section 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.



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              IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers to execute and deliver this Waiver and Ninth Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                    THE GRAND UNION COMPANY


                                    By:________________________
                                       Name:  Francis E. Nicastro
                                       Title: Vice President and
                                                 Treasurer


                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent


                                    By:________________________
                                       Name:  Mary Kay Coyle
                                       Title: Managing Director


                                    BANKAMERICA BUSINESS CREDIT, INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    CARGILL FINANCIAL SERVICES CORP.


                                    By:________________________
                                       Name:
                                       Title:





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                                    COMPAGNIE FINANCIERE DE CIC ET
                                     DE L'UNION EUROPEENNE


                                    By:________________________
                                       Name:
                                       Title:


                                    By:________________________
                                       Name:
                                       Title:


                                    DLJ CAPITAL FUNDING, INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    FIRST UNION NATIONAL BANK


                                    By:________________________
                                       Name:
                                       Title:


                                    FLEET CAPITAL CORPORATION


                                    By:________________________
                                       Name:
                                       Title:


                                    GOLDMAN SACHS CREDIT PARTNERS LP


                                    By:________________________
                                       Name:
                                       Title:





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                                    HELLER FINANCIAL, INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By:________________________
                                       Name:
                                       Title:


                                    ML CBO IV (CAYMAN) LTD, LLC

                                    By:  Protective Asset Management,
                                           as Collateral Manager


                                    By:________________________
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research,
                                           as Investment Advisor


                                    By:________________________
                                       Name:
                                       Title:


                                    TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION


                                    By:________________________
                                       Name:
                                       Title:



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              The foregoing Waiver and Ninth Amendment to the Amended and
Restated Credit Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.

                           By:_________________________________
                              Name:  Francis E. Nicastro
                              Title: Vice President and Treasurer
                                     of each of the above listed
                                         entities



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